SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 10, 2004

Commission File Number: 000-29098

Navidec, Inc.

(Exact name of registrant as specified in its charter)

Colorado	33-0502730
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

11999 Katy Freeway, Suite 560

Houston, Texas 77079

(Address of principal executive office)

Registrant’s telephone number, including area code:  (281) 556-6200

Fiddler's Green Center, 6399 S. Fiddler's Green Circle, Suite 300
Greenwood Village, Colorado 80111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐  Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pro-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  FINANCIAL STATEMENTS

                (a)  Financial Statements of Business Acquired.

                (b)  Pro-Forma Financial Information

PRO-FORMA FINANCIAL STATEMENTS - NAVIDEC, INC. AND SUBSIDIARIES
Description of Pro-Forma Consolidated Financial Statements	24

Pro-Forma Consolidated Balance Sheets - June 30, 2004	25

Pro-Forma Consolidated Statements of Operations
Year ended December 31, 2003	26

Six months ended June 30, 2004	27

Notes to Pro-Forma Consolidated Financial Statements	28

                (c)  Exhibits

* 10.1	Merger Agreement, dated July 8, 2004, regarding the merger of BPZ Energy, Inc. and Navidec, Inc.

* 10.2	Closing Agreement, dated September 8, 2004, regarding merger of BPZ Energy, Inc. and Navidec, Inc.

* Previously filed

Report of Independent Certified Public Accountants

To the Board of Directors and Stockholders

BPZ Energy, Inc. and Subsidiary

Midland, Texas

We have audited the consolidated balance sheets of BPZ Energy, Inc. and Subsidiary as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2003, 2002 and 2001.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of BPZ Energy, Inc. and Subsidiary at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

Johnson, Miller & Co.

Odessa, Texas
April 27, 2004

BPZ Energy, Inc. and Subsidiary

CONSOLIDATED BALANCE SHEETS

December 31,

	2003	2002

ASSETS
CURRENT ASSETS
Cash and cash equivalents (notes A3 and B)	$8,156	$21,962

Total current assets	8,156	21,962

DUE FROM PARENT (note E)	162,890	—
OTHER ASSETS
Performance bond	240,000	—
Other	4,180	4,180

Total other assets	244,180	4,180

TOTAL ASSETS	$415,226	$26,142

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Due to parent (note E)	$—	$286,380
Accounts payable	10,475	5,859
Accrued liabilities	14,650	4,180

Total current liabilities	25,125	296,419

LONG-TERM LIABILITIES
Long-term debt (notes C and G)	755,000	—

Total liabilities	780,125	296,419

COMMITMENTS AND CONTINGENCIES (note F)	—	—

STOCKHOLDERS’ DEFICIT
Common stock, no par value, 1,000,000 shares authorized; 5,000 shares issued and outstanding	1,000	1,000
Accumulated deficit	(365,899)	(271,277)

Total stockholders’ deficit	(364,899)	(270,277)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$415,226	$26,142

The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

BPZ Energy, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF OPERATIONS

Years Ended December 31,

	2003	2002	2001

Revenue	$—	$—	$—

Operating expenses:
Payroll	67,145	82,109	68,888
General and administrative	27,951	71,427	39,956
Other operating expense	843	4,370	2,206
Taxes, except income	128	209	—

Total operating expenses	96,067	158,115	111,050

Net loss from operations	(96,067)	(158,115)	(111,050)

Other income:
Miscellaneous income	1,445	—	5,162

Total other income	1,445	—	5,162

Net loss before income taxes	(94,622)	(158,115)	(105,888)

Income taxes (notes A5 and D)	—	—	—

NET LOSS	$(94,622)	$(158,115)	$(105,888)

The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

BPZ Energy, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT

Years Ended December 31, 2003, 2002 and 2001

	Common Stock		Accumulated	Total
	Shares	Amount	Deficit	Deficit

Balance, January 1, 2001	—	$—	$(7,274)	$(7,274)

Issuance of common stock	5,000	1,000	—	1,000

Net loss for the year	—	—	(105,888)	(105,888)

Balance, December 31, 2001	5,000	1,000	(113,162)	(112,162)

Net loss for the year	—	—	(158,115)	(158,115)

Balance, December 31, 2002	5,000	1,000	(271,277)	(270,277)

Net loss for the year	—	—	(94,622)	(94,622)

Balance, December 31, 2003	5,000	$1,000	$(365,899)	$(364,899)

The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

BPZ Energy, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31,

	2003	2002	2001
Increase (Decrease) in Cash and Cash Equivalents

Cash flows from operating activities:
Net loss	$(94,622)	$(158,115)	$(105,888)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Other assets	(240,000)	(2,680)	(1,500)
Accounts payable	4,616	(2,069)	4,603
Accrued liabilities	10,470	4,180	—
Other liabilities	—	—	—

Net cash used in operating activities	(319,536)	(158,684)	(102,785)

Cash flows from investing activities:
Issuance of long-term debt	755,000	—	—

Net cash provided by investing activities	755,000	—	—

Cash flows from financing activities:
Due from parent	(162,890)	—	—
Due to parent	(286,380)	165,770	113,960
Issuance of common stock	—	—	1,000

Net cash (used in) provided by financing activities	(449,270)	165,770	114,960

Net (decrease) increase in cash and cash equivalents	(13,806)	7,086	12,175

Cash and cash equivalents at beginning of year	21,962	14,876	2,701

Cash and cash equivalents at end of year	$8,156	$21,962	$14,876

The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

BPZ Energy, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003 and 2002

NOTE A  –            DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.             Organization

BPZ Energy, Inc. (the Company) was founded in 2001 under the laws of the State of Texas.  It is an independent energy corporation engaged in the exploration for, and the acquisition, development, production and sale of natural gas and crude oil.

The Company’s strategy includes three points.  The first is to acquire exploration and production license contracts in prospective acreage next to existing production, infrastructure, and emerging markets.  The second is to acquire the best producing properties with the most upside potential.  The third is to develop integrated projects, including gas exports, power generation, and liquefied petroleum gas sales.

2.             Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary.  Intercompany balances and transactions have been eliminated.

Management uses estimates and assumptions in preparing the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.  Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses in the consolidated financial statements, and the disclosure of contingent assets and liabilities.  Actual results could differ from these estimates.

3.             Cash and Cash Equivalents

The Company considers cash on hand, cash on deposit in banks, money market mutual funds and highly liquid debt instruments purchased with a maturity of three months or less to be a cash equivalent.

4.             Impairment of Long-Lived Assets

The Company periodically evaluates the recoverability of the carrying value of its long-lived assets and identifiable intangibles by monitoring and evaluating changes in circumstances that may indicate that the carrying amount of the asset may not be recoverable.  Examples of events or changes in circumstances that indicate that the recoverability of the carrying amount of an asset should be assessed include but are not limited to the following:  a significant decrease in the market value of an asset, a significant change in the extent or matter in which an asset is used or a significant physical change in an asset, a significant adverse change in legal factors or in the business climate that could affect the value of an asset or an adverse action or assessment by a regulator, an accumulation of costs significantly in excess of the amount originally expected to acquire or construct an asset, and/or a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with an asset used for the purpose of producing revenue.

The Company considers historical performance and anticipated future results in its evaluation of potential impairment. Accordingly, when indicators or impairment are present, the Company evaluates the carrying value of these assets in reaction to the operating performance of the business and future discounted and nondiscounted cash flows expected to result from the use of these assets.  Impairment losses are recognized when the sum of expected future cash flows are less than the assets’ carrying value.

5.             Income Taxes

The Company accounts for income taxes using the liability method.  Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

6.             Environmental

The Company is subject to certain national, district, and local environmental laws and regulations.  These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites.

Environmental costs that relate to current operations are expensed or capitalized as appropriate.  Costs are expensed when they relate to an existing condition caused by past operations and will not contribute to current or future revenue generation.  Liabilities related to environmental assessments and/or remedial efforts are accrued when property or services are provided or can be reasonably estimated.

7.             New Accounting Pronouncements

In September 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 146, Accounting for Costs Associated with Exit or Disposal Activities.  SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).  This Statement improves financial reporting by requiring that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred.  The accounting for similar events and circumstances will be the same, thereby improving the comparability and representation faithfulness of reported financial information.  The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure, an amendment of SFAS No. 123, Accounting for Stock-Based Compensation.  This Statement amends SFAS No. 123, to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation.  In addition, this Statement amends the disclosure requirements   of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results.  Certain of the disclosure modifications are required for fiscal years ending after December 15, 2002.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities.  The objective of this interpretation is to provide guidance on how to identify a variable interest entity (VIE) and determine when the assets, liabilities, noncontrolling interests, and results of operations of a VIE need to be included in a company’s consolidated financial statements.  A company that holds variable interests in an entity will need to consolidate the entity if the company’s interest in the VIE is such that the company will absorb a majority of the VIE’s expected losses and/or receive a majority of the entity’s expected residual returns, if they occur.  FIN 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders.  The provisions of this interpretation became effective upon issuance.

In December 2003, the FASB issued a revised Interpretation No. 46, Consolidation of Variable Interest Entities, replacing the original Interpretation issued in January 2003.  The revised Interpretation provides guidance on when certain entities should be consolidated or the interests in those entities should be disclosed by enterprises that do not control them through majority voting interest.  Under the revised Interpretation, entities are required to be consolidated by enterprises that lack majority voting interest when equity investors of those entities have insignificant capital at risk or they lack voting rights, the obligation to absorb expected losses, or the right to receive expected returns.  Entities identified with these characteristics are called variable interest entities and the interests that enterprises have in these entities are called variable interests.  These interests can derive from certain guarantees, leases, loans or other arrangements that result in risks and rewards that are disproportionate to the voting interests in the entities.  The provisions of the revised Interpretation must be immediately applied for variable interest entities created after January 31, 2003 and for variable interests in entities commonly referred to as “special purpose entities.”  For all other variable interest entities, implementation is required by March 31, 2004.  The Company has no VIE’s thus the implementation of this Statement has no current effect.

In July 2003, the FASB issued SFAS No. 149, Accounting for Derivative Instruments and Hedging Activities.  SFAS No. 149 amends and clarifies SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities.  SFAS No. 149 improves financial reporting of derivatives by requiring contracts with comparable characteristics be accounted for similarly.   This Statement also incorporates clarifications of the definition of a derivative.  SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.  SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a   liability.    Many   of   those instruments were previously classified as equity such as common or preferred shares that are mandatorily redeemable—that embody an unconditional obligation requiring the issuer to redeem the shares by transferring its assets at a specified date or upon an event that is certain to occur.  The provisions of this Statement shall be effective for the first fiscal period beginning after December 15, 2004.

Management does not believe the new pronouncements will have a material impact on its financial statements.

NOTE B - CONCENTRATIONS OF CREDIT RISK

The Company maintains cash balances at two financial institutions, which at times may exceed federally insured limits.  The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant credit risks on such accounts.

NOTE C – LONG-TERM DEBT

Long-term debt at December 31, 2003, consisted of the following:

Note payable to individual, unsecured, interest due in 24 monthly payments of 7% at December 31, 2003 and principal due at maturity at February 2006.	$240,000

Note payable to individual, unsecured, interest due in 24 monthly payments of 7% at December 31, 2003 and principal due at maturity at February 2006.	515,000

$755,000

NOTE D – INCOME TAXES

There was no income tax expense or benefit to report for the years ended December 31, 2003, 2002 and 2001.  A reconciliation of income taxes at the statutory rate to the Company’s effective rate is as follows for the years ended December 31:

	2003	2002	2001

Computed at the expected statutory rate	$(32,154)	$(55,007)	$(36,002)
State income tax-net of Federal tax benefit	—	—	—
Other	—	—	—
Less valuation allowance	32,154	55,007	36,002

Income taxes	$—	$—	$—

As of December 31, 2003, the Company has net operating loss carry-forwards totaling approximately $87,000 for federal and state income tax purposes expiring in 2022 through 2023.

NOTE E – RELATED PARTY TRANSACTIONS

At December 31, 2003, the Company had a receivable of approximately $162,900 due from its parent, BPZ  & Associates.  The receivable was primarily due to certain operating reimbursements.

At December 31, 2002, the Company had a payable of approximately $286,400 due to its parent.  The payable was primarily a result of administrative services provided by parent.

NOTE F – COMMITMENTS AND CONTINGENCIES

On February 18, 2003, PERUPETRO S.A. and BPZ Energy, Inc., Sucursal Peru, signed the Technical Evaluation Agreement for Area XIX, with the purpose of performing a detailed and integral study of the Agreement Area, to evaluate hydrocarbon potential and to identify the most prospective areas, through the execution of an established Work Program, during the term of twenty four (24) months.  Area XIX is located between the Provinces of Tumbes and Zarumilla in the Department of Tumbes, and has an extension of seventy-six thousand eight hundred eighty-seven and eight hundred ninety-three hundredths hectares (76,887.893 ha).  BPZ Energy, Inc., Sucursal Perú is a subsidiary of BPZ Energy, Inc., with headquarters in Houston, Texas, USA.  We consider the contribution of this enterprise in the evaluation of the area will be very important taking in consideration their large experience and knowledge of the Talara and Tumbes-Progreso Basins complex geology.

On December 12, 2003, PERUPETRO S.A. signed the License Contract for the Exploration and Exploitation of Hydrocarbons in Block XIX with BPZ Energy, Inc., Branch Office of Peru.  This Contract was approved by S.D. N° 040-2003-EM, published on December 4, 2003.  The new License Contract for the Exploration and Exploitation of Block XIX, has a Work Minimum Program, with five exploration periods for the exploration phase including the execution of 2D seismic registries and the drilling of three exploratory wells or the execution of 461 Exploration Work Units, according to the equivalence agreed within the Contract and referred to the different options which the contractor may elect.  The estimated investment of the work minimum program is of 5 million dollars.

NOTE G – SUBSEQUENT EVENTS

On April 22, 2004, the Company entered into a Merger Agreement  (the  “Agreement”) with Lider Group S.A. (“Lider”) and Bond Energy Corporation (“Bond”) that provides for the acquisition of Livermore Energy Corporation (“Livermore”) and BPZ Energy, Inc. as wholly owned subsidiaries of Navidec, Inc. (“Navidec”), in a tax free share exchange.  As a result of the Agreement, Navidec, through its new subsidiaries, will be engaged in the oil and gas business principally through the 100% ownership of 2,023,187 acres, and 5% ownership of 739,205 acres in the Lancones, Talara, and Tumbes basins of Northwest Peru and Ecuador.  The properties are expected to initially produce 1,100 barrels of oil equivalent per day and have approximately 8,000,000 barrels of oil equivalent in proven and probable reserves.

In connection with this merger, Navidec will immediately issue 9,370,000 shares of its common stock and has agreed to issue an additional approximately 16,130,000 shares to the shareholders of the two companies being acquired on an earn-out basis once the capital structure of Navidec has been changed to accommodate the issuance of these additional shares.  Upon completion of the transaction, the present officers and directors of Navidec will resign and the new directors and management will be that of the acquired entities and Navidec will change its name to BPZ Energy, Inc.

Assuming the payment of the full earn-out, the present fully diluted shareholders of Navidec will own 15% and the shareholders of the Company and Livermore will collectively own 85% of the fully diluted post merger shares.

As part of the transaction, Lider and Bond with the support of Navidec Financial Services, Inc.  will provide the Company with $6 million in additional equity capital and $16 million in debt financing at or before closing.

Also in connection with the transaction, all of the business assets and liabilities of Navidec are being shifted to Navidec Financial Services, Inc. and all of the shares of Navidec Financial  Services,  Inc.  owned by Navidec will be spun out to the current shareholders of Navidec on a pre-merger basis.  This “spin off” transaction will require registration with the Securities and Exchange Commission (“SEC”) and therefore may take some time to finalize.   However, the shareholders of record of Navidec immediately prior to the merger transaction will be the recipients of all of the Navidec Financial Services’ shares.

BPZ ENERGY, INC. AND SUBSIDIARIES

Consolidated Balance Sheet

June 30, 2004

(Unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$7,799
Current deferred financing costs	142,667
Other current assets	100,510
Total current assets	250,976

Performance Bond	200,000
Deferred Financing Costs	285,333
Investment in SMC Ecuador	642,000
$1,378,309

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	$10,476
Accrued liabilities	31,600
Current portion of long-term debt	391,949
Notes payable to stockholders	698,950
Other notes payable	338,975
Total current liabilities	1,471,950

Long-Term Debt, Net of Current Portion	983,051

Commitments and Contingencies	–

Stockholders’ Deficit:
Common stock, no par value, 1,000,000 shares authorized 5,000 shares issued and outstanding	1,000
Accumulated deficit	(1,077,692)
Total stockholders’ deficit	(1,076,692)

$1,378,309

The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

BPZ ENERGY, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

Six Months Ended June 30, 2004 and 2003

(Unaudited)

	2004	2003

Revenue	$—	$—

Operating Expense:
General and administrative	140,700	40,650
Geological, geophysical and engineering	81,473	—
Taxes, except income	888	128
Other operating expense	—	342
Total operating expenses	223,061	41,120

Loss from Operations	(223,061)	(41,120)

Other Income (Expense):
Interest expense	(31,600)	—
Other income	359	1,445
Total other income (expense)	(31,241)	1,445

Net loss before income taxes	(254,302)	(39,675)

Income Taxes	—	—

Net loss	$(254,302)	$(39,675)

Earnings (Loss) per Share:
Basic and dilutive	$(50.86)	$(7.94)

Weighted Average Shares Outstanding:
Basic and dilutive	5,000	5,000

The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

BPZ ENERGY, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2004 and 2003

(Unaudited)

	2004	2003
Increase (Decrease) in Cash and Cash Equivalents:
Cash flows from operating activities:
Net loss	$(254,302)	$(39,675)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Other assets	4,180	—
Accounts payable	—	(5,859)
Accrued liabilities	25,701	10,600
Net cash used in operating activities	(224,421)	(34,934)

Cash used in investing activities
Investment in SMC Ecuador	(642,000)	—
Net cash used in investing activities	(642,000)	—

Cash flow from financing activities
Borrowings	1,889,174	415,000
Payments on borrowings	(200,000)	—
Increase in other current assets	(528,509)	—
Increase in due to parent	—	(286,380)
Increase in due from parent	(294,600)	(112,590)
Net cash provided by financing activities	866,065	16,030

Net decrease in cash and cash equivalents	(356)	(18,904)

Cash and cash equivalents at beginning of period	8,155	21,962

Cash and cash equivalents at end of period	$7,799	$3,058

Non-cash investing and financing activities:
Forgiveness of advances to parent with corporate reorganization	$457,490	—

The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

BPZ Energy, Inc and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

(Unaudited)

Note 1 – Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of BPZ Energy, Inc. (the "Company") and its wholly owned subsidiaries, BPZ and SMC Ecuador, Inc.  BPZ also has a registered Peruvian branch office which operates under the name, “BPZ Energy, Inc. Sucursal Peru”.  All intercompany balances and transactions have been eliminated.

Management uses estimates and assumptions in preparing the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.  Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses in the consolidated financial statements, and the disclosure of contingent assets and liabilities.  Actual results could differ from these estimates.  The consolidated financial statements included herein have been prepared by the Company without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.  They reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position and results of operations for the interim periods, on a basis consistent with the annual audited financial statements.  All such adjustments are of a normal recurring nature.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations.  The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.

Cash and Cash Equivalents

The Company considers cash on hand, cash on deposit in banks, money market mutual funds and highly liquid debt instruments purchased with a maturity of three months or less to be a cash equivalent.

Concentrations of Credit Risk

The Company maintains cash balances at two financial institutions, which at times may exceed federally insured limits.  The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant credit risks on such accounts.

Impairment of Long-Lived Assets

The Company periodically evaluates the recoverability of the carrying value of its long-lived assets and identifiable intangibles by monitoring and evaluating changes in circumstances that may indicate that the carrying amount of the asset may not be recoverable.  Examples of events or changes in circumstances that indicate that the recoverability of the carrying amount of an asset should be assessed include but are not limited to the following:  a significant decrease in the market value of an asset, a significant change in the extent or matter in which an asset is used or a significant physical change in an asset, a significant adverse change in legal factors or in the business climate that could affect the value of an asset or an adverse action or assessment by a regulator, an accumulation of costs significantly in excess of the amount originally expected to acquire or construct an asset, and/or a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with an asset used for the purpose of producing revenue.

The Company considers historical performance and anticipated future results in its evaluation of potential impairment.  Accordingly, when indicators or impairment are present, the Company evaluates the carrying value of these assets in reaction to the operating performance of the business and future discounted and non-discounted cash flows expected to result from the use of these assets.  Impairment losses are recognized when the expected future cash flows from an asset are less its carrying value.

Stock Based Compensation

As permitted under the Statements of Financial Accounting Standards No. 123 (“SFAS 123”), “Accounting for Stock-Based Compensation,” the Company accounts for its stock-based compensation for options issued to employees in accordance with the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”).  As such, for options granted to employees and directors, compensation expense is recorded on a straight-line basis over the shorter of the period that the services are provided or the vesting period, only if the current market price of the underlying stock exceeds the exercise price.  Certain pro-forma net income and earnings per share disclosures for employee stock option grants are also included in the notes to the financial statements as if the fair value method as defined in SFAS 123 had been applied.  Transactions in equity instruments with non-employees for goods or services are accounted for by the fair value method.

Income Taxes

The Company accounts for income taxes using the liability method.  Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Environmental

The Company is subject to environmental laws and regulations of various international, U.S. and local jurisdictions.  These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites.

Environmental costs that relate to current operations are expensed or capitalized as appropriate.  Costs are expensed when they relate to an existing condition caused by past operations and will not contribute to current or future revenue generation.  Liabilities related to environmental assessments and/or remedial efforts are accrued when property or services are provided or can be reasonably estimated.

New Accounting Pronouncements

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities.  The objective of this interpretation is to provide guidance on how to identify a variable interest entity (“VIE”) and determine when the assets, liabilities, non-controlling interests, and results of operations of a VIE need to be included in a company’s consolidated financial statements.  A company that holds variable interests in an entity will need to consolidate the entity if the company’s interest in the VIE is such that the company will absorb a majority of the VIE’s expected losses and/or receive a majority of the entity’s expected residual returns, if they occur.  FIN 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders.  The provisions of this interpretation became effective upon issuance.

In December 2003, the FASB issued a revised Interpretation No. 46, Consolidation of Variable Interest Entities, replacing the original Interpretation issued in January 2003.  The revised Interpretation provides guidance on when certain entities should be consolidated or the interests in those entities should be disclosed by enterprises that do not control them through majority voting interest.  Under the revised Interpretation, entities are required to be consolidated by enterprises that lack majority voting interest when equity investors of those entities have insignificant capital at risk or they lack voting rights, the obligation to absorb expected losses, or the right to receive expected returns.  Entities identified with these characteristics are called variable interest entities and the interests that enterprises have in these entities are called variable interests.  These interests can derive from certain guarantees, leases, loans or other arrangements that result in risks and rewards that are disproportionate to the voting interests in the entities.  The provisions of the revised Interpretation must be immediately applied for variable interest entities created after January 31, 2003 and for variable interests in entities commonly referred to as “special purpose entities.”  For all other variable interest entities, implementation is required by March 31, 2004.  The Company has no VIE’s thus the implementation of this Statement has no current effect.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.  SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a liability.  Many of those instruments were previously classified as equity, such as common or preferred shares that embody an unconditional obligation requiring the issuer to redeem the shares by transferring its assets at a specified date or upon an event that is certain to occur.  The provisions of this Statement shall be effective for the first fiscal period beginning after December 15, 2004.

In July 2003, the FASB issued SFAS No. 149, Accounting for Derivative Instruments and Hedging Activities.  SFAS No. 149 amends and clarifies SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities.  SFAS No. 149 improves financial reporting of derivatives by requiring contracts with comparable characteristics be accounted for similarly.  This Statement also incorporates clarifications of the definition of a derivative.  SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003.

Management does not believe that the implementation of any of these new pronouncements will have a material impact on its financial statements.

Note 2 – Investment in SMC Ecuador and Notes Payable

During June 2004, the Company entered into an agreement to purchase 100% of the common stock of SMC Ecuador.  The sole asset of SMC Ecuador is a 10% non-operated interest in a producing oil and gas field in Ecuador.  In order to finance the acquisition of this investment, the Company entered into a debt arrangement with an individual who provided $1,375,000 of debt financing at an interest rate of 15%.  The proceeds of the debt financing were used to pay for the cost of the acquisition of $1,070,000 plus $69,670 of transaction costs.  The remainder of the borrowings, or $235,330, was used for general corporate purposes.  In addition to the interest rate, the lender has the right to receive a 40% net profits interest in the oil and gas properties owned by SMC Ecuador.  Accordingly, 40% of the acquisition cost, or $428,000 is considered as additional financing costs.

The Company’s accounting policy regarding partnership or joint venture interests in oil and gas properties is to consolidate such interests on a pro-rata basis in accordance with accepted practice in the oil and gas industry.  However, the Company has not been able to receive timely information to allow it to fully consolidate the small non-operated working interest owned by SMC Ecuador, which is effectively a 6% net working interest.  Accordingly, the Company has made an election to account for this investment under the cost method.  As such, the Company will record its share of cash received or paid attributable to this investment as other income or expense.

Note 3 – Long-Term Debt

At December 31, 2003, the Company had long-term debt of $755,000, consisting of two unsecured notes payable to individuals.  Both notes had similar terms, bearing interest at 7%, with payments of interest due on a monthly basis and the principal balance due at maturity in February 2006.  During 2004, the Company made additional borrowings of $520,000 under terms similar to the previous borrowings.  Of such amount, $240,000 was used to replace previous borrowings.  Prior to the Merger, further described in Note 6, all of the outstanding long-term debt obligations of the Company were converted to common stock under negotiated agreements.

At June 30, 2004, long-term debt consisted of a $1,375,000 note payable to an individual in connection with the Company's investment in SMC Ecuador, see Note 2, of which $391,949 has been classified as current portion.  Subsequent to June 30, 2004, the individual converted $1,000,000 of the note payable and interest into 500,000 shares of Navidec, Inc. common stock.

Note 4 – Related Party Transactions

At December 31, 2003, the Company had a receivable of approximately $162,800 due from BPZ & Associates, Inc., which was the parent of the Company prior to the Merger.  Additionally, BPZ Energy, Inc. made additional cash advances to BPZ & Associates, Inc. totaling $317,400 as of June 30, 2004.  As discussed in Note 6 of the Notes to Consolidated Financial Statements, these advances totaling $457,490 were forgiven in connection with the reorganization of BPZ Energy, Inc. and BPZ Associations, Inc. prior to the Merger.

BPZ & Associates, Inc., an entity controlled by certain officers and directors of the Company, is entitled to a 10% overriding royalty interest in all gross revenues produced from the Peruvian properties conveyed in the Merger Agreement, consisting of Block Z-1, Block XIX, Area VI and Area XVI.

Note 5 – Commitments And Contingencies

The Company has various obligations and commitments in connection with its exploratory properties in Peru.  The majority of these obligations relate to technical services and evaluations and are largely discretionary as to timing and amount.  The Company performs a significant amount of these technical services using its internal staff and systems.

In connection with Block Z-1, the Company is obligated to post a $1,300,000 performance bond in January 2005 and must drill at least one well before July 2006.  This well is currently budgeted to cost approximately $2,500,000.  The Company will continue to make commitments in the ordinary course of business as it pursues its development plans for the properties.

Note 6 – Subsequent Events

Merger and Merger Costs

Pursuant to a merger agreement dated as of July 8, 2004 (the “Merger Agreement”), BPZ became a wholly-owned subsidiary of Navidec, Inc. effective September 10, 2004.  Under the terms of the Merger Agreement, Navidec, Inc. issued 9,000,000 shares of the Company’s common stock to the shareholders of BPZ and committed to issue an additional 18,000,000 shares to the shareholders of BPZ on a contingent earn-out basis if BPZ is able to achieve certain proven reserve and production goals.  Such contingent earn-out shares can only be issued after the shareholders have approved an increase in the number of authorized shares of Navidec, Inc.  As a result of the issuance of the 9,000,000 shares of Navidec, Inc.'s common stock to the shareholders of BPZ, the former shareholders of BPZ acquired a controlling interest in Navidec, Inc.

The Merger Agreement also provided that all of the pre-Merger business operations, assets and liabilities of Navidec, Inc. be transferred to a wholly-owned subsidiary, Navidec Financial Services, Inc. (“NFS”), to be followed by the spin-off of NFS to the shareholders of record as of September 9, 2004.

With the exclusion of NFS, the only asset of Navidec, Inc. at the date of the reverse merger was cash in the amount of $2,882,689.  This cash represented the net proceeds received prior to the closing of the Merger from the Private Placement discussed below.  Accordingly, the issuance of 4,742,178 common shares which were deemed for accounting purposes to have been issued by BPZ to the pre-Merger shareholders of Navidec, Inc. was treated as a capital transaction in exchange for the net cash received in the Merger.

The Merger Agreement also contained certain other key terms, which are summarized below:

1)     BPZ, as the accounting acquirer, assumed options to purchase 1,332,076 shares of Navidec, Inc. common stock, which had previously been issued to employees, directors and consultants of Navidec, Inc. and were outstanding on the date of the Merger.  These options have exercise prices ranging from $1.30 to $2.00 per share.  Such options were fully vested upon consummation of the Merger and may be exercised by the optionees at any time prior to September 10, 2007.  Under the terms of the Merger Agreement, all proceeds received from the exercise of these stock options will be payable to NFS.  As such, BPZ will be obligated to issue up to 1,332,076 additional shares but will not receive any cash proceeds from such issuances.

2)     BPZ, as the accounting acquirer, assumed outstanding warrants to purchase 1,129,000 shares of Navidec, Inc. common stock.  Of such warrants, 564,500 shares have an exercise price of $2.00 per share and 564,500 shares have an exercise price of $4.00 per share.  All of such warrants expire on August 31, 2005.  The proceeds of such warrants, if and when exercised, will be received by BPZ.

3)     BPZ, as the accounting acquirer, issued 604,246 shares of common stock in the Merger to NFS.

4)     In connection with the Merger, BPZ entered into a Business Consulting Agreement with NFS under which NFS will provide investor relations, public relations and other financial advisory services to BPZ.  Under this agreement, BPZ is obligated to pay NFS fees of $30,000 per month for period of twelve months ending on July 31, 2005.  Such agreement is cancelable upon thirty days notice at any time after October 31, 2004.  Additionally, BPZ agreed to grant to NFS fully vested warrants to purchase 1,500,000 shares of Navidec, Inc. common stock at an exercise price of $2.00 per share at any time prior to July 31, 2006.

5)     In connection with the Merger and the Private Placement BPZ granted options to purchase 1,000,000 shares of Navidec, Inc. common stock to John R. McKowen, who was the Chief Executive Officer of Navidec, Inc. prior to the Merger, at an exercise price of $1.30 per share.  Of such option shares, 500,000 became vested upon the closing of the Private Placement with gross proceeds of at least $6,000,000.  The remaining 500,000 option shares will vest upon the receipt of additional investment proceeds totaling $6,000,000, including proceeds from the exercise of outstanding warrants, provided such funding is received no later than September 10, 2006.  Such options, when vested, expire 10 years from the date of grant.

6)     In connection with the Merger and/or financial advisory services prior to the Merger, BPZ and Navidec, Inc. issued 700,000 shares of common stock as compensation for services.

7)     Prior to the Merger, BPZ issued 2,357,642 shares of common stock to directors, officers, employees and consultants of BPZ Energy, Inc. as compensation for past services to BPZ Energy, Inc. and BPZ & Associates, Inc.

The above transactions were deemed to be costs of the Merger, and resulted in a charge to the income statement which is summarized below.  For valuation purposes, all stock options and warrants were measured by the Black Scholes method utilizing market prices on the date of grant or assumption and historical volatilities of Navidec, Inc. common stock.  All of such options and warrants were required to be accounted for under SFAS 123 as they did not qualify for treatment under APB 25.  All common shares issued prior to the Merger were valued at the closing price of Navidec, Inc. common stock on the date of the Merger Agreement and all common shares which were issued on the effective date of the Merger were valued at the closing price of Navidec, Inc. common stock on such date.

1) Assumption of Navidec, Inc. outstanding stock options	$4,275,964
2) Assumption of Navidec, Inc. outstanding warrants	1,405,605
3) Issuance of common stock to NFS	1,939,630
4) Issuance of warrants to NFS	2,820,000
5) Grant of stock options to John R. McKowen (a)	1,520,832
6) Issuance of common stock for financial advisory services	1,258,000
7) Issuance of common stock as compensation for past services	3,064,935

Total merger costs	$16,284,966

(a)     Such options to Mr. McKowen also have future compensation expense of $1,399,168, which will be recognized over the remaining 23 month vesting period unless the Company concludes that such options are no longer probable of vesting.

Reorganization of BPZ Energy, Inc. and BPZ & Associates, Inc.

Prior to the execution of the Merger Agreement on July 8, 2004, BPZ Energy, Inc. was a wholly-owned subsidiary of BPZ & Associates, Inc.  Immediately prior to the date of the Merger Agreement, BPZ & Associates, Inc. reorganized its capital structure to distribute shares of BPZ Energy, Inc. to certain shareholders of BPZ & Associates, Inc. and to provide that BPZ Energy, Inc. would forgive the obligation for intercompany advances, which totaled $1,052,328 prior to the Merger.

Private Placement of Common Stock

In connection with the Merger, Navidec, Inc. began marketing a private placement of common stock on July 24, 2004.  The private placement proceeds are intended to be used to develop the oil and gas properties of BPZ Energy, Inc., to acquire new properties and for general corporate purposes.  The offering covered a maximum of 3,000,000 shares at an offering price of $2.00 per share before placement agent fees and other offering costs.  It was a requirement that the offering achieve at least the minimum number of shares prior to consummation of the Merger.

As of September 30, 2004, the private placement closed at $6,000,000 of total gross proceeds ($5,416,807 net proceeds).

Exercise of Stock Options

Subsequent to June 30, 2004, stock options representing 41,268 shares of Navidec, Inc. common stock were exercised.  As discussed above, these stock options were outstanding at the date of the Merger and were assumed by the combined Company in connection with the Merger.  However, the Company does not receive any of the proceeds from the exercise of these stock options, but is obligated to issue the shares.  Under the terms of the Merger Agreement, NFS is entitled to receive all proceeds from the exercise of these options.

Investment in SMC Ecuador and Notes Payable

Effective September 29, 2004, the Company entered into an agreement to convert $1,000,000 of the principal balance of this note payable, plus $20,529 of accrued interest, into 500,000 shares of common stock.  The remaining balance of the note payable, or $306,916 as of September 30, 2004 will be payable in 10 equal monthly installments.

NAVIDEC, INC. AND SUBSIDIARIES

Description of Pro-Forma Consolidated Financial Statements

(Unaudited)

The unaudited pro-forma consolidated financial statements of Navidec, Inc. and Subsidiaries, as of June 30, 2004, and for the year ended December 31, 2003 and the six months ended June 30, 2004, have been prepared based on the historical financial information of Navidec, Inc. and subsidiaries (“Navidec”) and BPZ Energy, Inc. and subsidiaries (“BPZ”), adjusted to reflect the transactions contemplated by a Merger Agreement, dated July 8, 2004, and a Closing Agreement, dated September 8, 2004, by and between Navidec and BPZ (the “Merger Documents”).  In accordance with the Merger Documents, the following transactions are reflected in the accompanying unaudited pro-forma consolidated financial statements:

•                  The spin-off disposition of substantially all of the operations, assets and liabilities of Navidec into Navidec Financial Services, Inc. (“NFS”) and the subsequent distribution of 100% of NFS’ common stock to Navidec’s pre-merger shareholders of record as of September 9, 2004;

•                  The acquisition of BPZ by Navidec as of September 10, 2004, in a series of transaction accounted for as a reverse merger in which the former shareholders of BPZ acquired controlling interest of Navidec;

•                  As a condition of the Merger, the issuance of 6,000,000 shares of Navidec common stock at $2.00 per share (net proceeds of $5,416,807) pursuant to a private placement memorandum closed on September 30, 2004;

•                  The BPZ debt conversion of $2,055,529 into 2,538,904 shares of Navidec common stock; and,

•                  The recording of merger costs aggregating $16,284,966, including $13,220,031 representing the fair value related to the assumption of certain Navidec stock options and warrants and $3,064,935 related to the fair value of common stock issued to certain individuals and entities for past and future services.

In connection with the BPZ merger, former BPZ shareholders are entitled to receive on a contingent earn-out basis, an additional 9,000,000 shares of common stock upon the confirmation of a defined quantity of proven oil and gas reserves (“First Earn-Out”) on or before September 10, 2006, and an additional 9,000,000 shares of common stock upon the attainment of a defined oil and gas production goal within 36 months of the First Earn-Out.  Because of the contingent uncertainty of the earn-outs, the effects of the additional 18,000,000 shares of common stock are not reflected in the accompanying pro-forma consolidated financial statements.

The unaudited pro-forma balance sheet reflects the Merger transactions as if the transactions were consummated as of June 30, 2004.

The unaudited pro-forma statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004, reflects the effects of the Merger transactions as if the transactions were consummated as of January 1, 2003 and 2004, respectively.

NAVIDEC, INC. AND SUBSIDIARIES

Pro-Forma Consolidated Balance Sheets

June 30, 2004

(Unaudited)

	Historical		Adjustments
	Navidec, Inc.	BPZ Energy, Inc	Spin Off (1) DR (CR)	Merger DR (CR)		Pro-Forma
Current Assets:
Cash	$262,000	$7,799	$(262,000)	$5,416,807	(3)	$5,424,606
Marketable securities	83,000	—	(83,000)	—		—
Accounts receivable	13,000	—	(13,000)	—		—
Prepaid expenses	31,000	—	(31,000)	—		—
Due from shareholder	—	—	—	30,825	(4)	30,825
Current deferred financing costs	—	142,667	—	(25,940	)(4)	116,727
Other current assets	—	100,510	—	—		100,510
Total current assets	389,000	250,976	(389,000)	5,421,692		5,672,668

Property, Equipment and Software, net	31,000	—	(31,000)	—		—
Performance Bond	—	200,000	—	—		200,000
Notes Receivable	53,000	—	(53,000)	—		—
Deferred Financing Costs	—	285,333	—	(285,333	)(4)	—
Other Assets	46,000	—	(46,000)	—		—
Investment in SMC Ecuador	—	642,000	—	—		642,000
Goodwill	189,000	—	(189,000)	—		—
	$708,000	$1,378,309	$(708,000)	$5,136,359		$6,514,668

Current Liabilities:						—
Accounts payable	$373,000	$10,476	$373,000	$—		$10,476
Accrued liabilities	190,000	31,600	190,000	—		31,600
Current portion of notes payable	253,000	391,949	253,000	391,949	(4)	—
Notes payable to stockholders	—	698,950		293,051	(4)	405,899
Other notes payable	—	338,975	—	319,175	(4)	19,800
Total current liabilities	816,000	1,471,950	816,000	1,004,175		467,775

Long-Term Debt	—	983,051	—	983,051	(4)	—
Minority Interest	20,000	—	20,000	—		—

Stockholders’ Equity (Deficit):
Common stock	63,097,000	1,000	63,097,000	(3,197,630	)(2)	10,633,488
				(5,416,807	)(3)
				(2,018,051	)(4)
Warrants/Options	813,000	—	813,000	—		—
Deferred compensation	(1,000)	—	(1,000)	—		—
Additional paid in capital	—	—	—	(13,087,336	)(2)	13,087,336
Accumulated deficit	(64,037,000)	(1,077,692)	(64,037,000)	16,284,966	(2)	(17,673,931)
				311,273	(4)
Total stockholders’ equity (deficit)	(128,000)	(1,076,692)	(128,000)	(7,123,585)		6,046,893

	$708,000	$1,378,309	$708,000	$(5,136,359)		$6,514,668

See accompanying Notes to Pro-Forma Consolidated Financial Statements.

NAVIDEC, INC. AND SUBSIDIARIES

Pro-Forma Statements of Operations

Year Ended December 31, 2003

	Historical		Adjustments
		BPZ	Spin Off (1)	Merger
	Navidec, Inc	Energy, Inc.	DR (CR)	DR (CR)		Pro-Forma

Revenue	$977,452	$—	$977,452	$—		$—
Cost of Revenue	415,396	—	(415,396)	—		—
Gross profit	562,056	—	562,056	—		—

Operating Expense:
Product development	123,157	—	(123,157)	—		—
General and administrative	1,844,132	95,096	(1,844,132)	—		95,096
Sales and marketing	358,858	—	(358,858)	—		—
Loss on impairment of assets	530,244	—	(530,244)	—		—
Loss on impairment of inventory	288,296	—	(288,296)	—		—
Non cash stock expense	52,885	—	(52,885)	—		—
Other operating expense	—	843	—	—		843
Taxes, except income	—	128	—	—		128
Depreciation and amortization	1,872,437	—	(1,872,437)	—		—
Total operating expenses	5,070,009	96,067	(5,070,009)	—		96,067

Loss from Operations	(4,507,953)	(96,067)	(4,507,953)	—		(96,067)

Other Income (Expense):
Interest expense	(48,254)	1,445	(48,254)	311,273	(4)	(309,828)
Minority interest	1,553	—	1,553	—		—
Gain on sale of fixed assets	85,000	—	85,000	—		—
Gain on settlement of lawsuit	224,631	—	224,631	—		—
Realized gain on investment	56,225	—	56,225	—		—
Unrealized gain on investment	50,000	—	50,000	—		—
Merger costs	—	—	—	16,284,966	(2)	(16,284,966)
Other income	27,322	—	27,322	—		—
Total other income (expense)	396,477	1,445	396,477	16,596,239		(16,594,794)

Net loss before income taxes	(4,111,476)	(94,622)	(4,111,476)	16,596,239		(16,690,861)

Income Taxes	—	—	—	—		—

Net loss	$(4,111,476)	$(94,622)	$(4,111,476)	$16,596,239		$(16,690,861)

Earnings (Loss) per Share:
Basic and dilutive	$(3.28)	$(18.92)	—	—		$(1.08)

Weighted Average Shares Outstanding:
Basic and dilutive	1,252,627	5,000	—	—		15,472,506 (5)

See accompanying Notes to Pro-Forma Consolidated Financial Statements.

NAVIDEC, INC. AND SUBSIDIARIES

Pro-Forma Consolidated Statements of Operations

Six Months Ended June 30, 2004

(Unaudited)

	Historical		Adjustments
		BPZ	Spin Off (1)	Merger
	Navidec, Inc.	Energy, Inc	DR (CR)	DR (CR)		Pro-Forma

Revenue	$510,000	$—	$510,000	$—		$—
Cost of Revenue	50,000	—	(50,000)	—		—
Gross profit	460,000	—	460,000	—		—

Operating Expense:
General and administrative	1,136,000	140,700	(1,136,000)	—		140,700
Geological, geophysical and engineering	—	81,473	—	—		81,473
Non cash stock expense	3,000	—	(3,000)	—		—
Taxes, except income	—	888	—	—		888
Depreciation and amortization	138,000	—	(138,000)	—		—
Total operating expenses	1,277,000	223,061	(1,277,000)	—		223,061

Loss from Operations	(817,000)	(223,061)	(817,000)	—		(223,061)

Other Income (Expense):
Interest expense	—	(31,600)	—	311,273	(4)	(342,873)
Gain on sale of fixed assets	18,000	—	18,000	—		—
Gain on sale of investments	382,000	—	382,000	—		—
Unrealized gain on investments	8,000	—	8,000	—		—
Merger costs	—	—	—	16,284,966	(2)	(16,284,966)
Other income	47,000	359	47,000			359
Total other income (expense)	455,000	(31,241)	455,000	16,596,239		(16,627,480)

Net loss before income taxes	(362,000)	(254,302)	(362,000)	16,596,239		(16,850,541)

Income Taxes	—	—	—	—		—

Net loss	$(362,000)	$(254,302)	$(362,000)	$16,596,239		$(16,850,541)

Earnings (Loss) per Share:
Basic and dilutive	$(0.15)	$(50.86)	—	—		$(1.03)

Weighted Average Shares Outstanding:
Basic and dilutive	2,464,000	5,000	—	—		16,409,192 (5)

See accompanying Notes to Pro-Forma Consolidated Financial Statements.

NAVIDEC, INC. AND SUBSIDIARIES

Notes to Pro-Forma Consolidated Financial Statements

(Unaudited)

The historical Consolidated Statement of Operations of Navidec, Inc. for the year ended December 31, 2003, is an integral part of the consolidated financial statements of Navidec, Inc. as of and for the year ended December 31, 2003, which was audited by Hein & Associates LLP.  The audited consolidated financial statements and report of independent public accountants thereon are hereby referenced by incorporation.

The historical Consolidated Statement of Operations of BPZ Energy, Inc. for the year ended December 31, 2003, is an integral part of the consolidated financial statements of Navidec, Inc. as of and for the year ended December 31, 2003, which was audited by Johnson, Miller & Co.  The audited consolidated financial statements and report of independent public accountants thereon are included under the caption Historical Consolidated Financial Statements - BPZ Energy, Inc.

The following are pro-forma adjustments to the accompanying pro-forma consolidated financial statements:

(1)          To record spin-off of certain assets of Navidec, Inc. to Navidec Financial Services, Inc. as of September 9, 2004.

(2)          To record cost of merger of Navidec, Inc. and BPZ Energy, Inc. as of September 10, 2004.

(3)          To record net proceeds from private placement of 6,000,000 shares of Navidec, Inc. common stock.

(4)          To record conversion of debt into common stock and record amortization of deferred financing cost.

(5)          Pro-Forma common shares outstanding at December 31, 2003 and June 30, 2004 consisted of the following:

	December 31, 2003	June 30, 2004

Navidec weighted average shares outstanding	1,252,627	2,464,000
Common stock issued in connection with:
Exercise of stock options in conjunction with merger	915,633	640,946
Private placement offering in conjunction with merger	3,000,000	3,000,000
Acquisition of BPZ Energy, Inc.	4,103,454	4,103,454
Services rendered	3,057,642	3,057,642
Navidec Financial Services, Inc. services	604,246	604,246
Conversion of BPZ debt	2,538,904	2,538,904

Pro-Forma Weighted Average Shares Outstanding	15,472,506	16,409,192

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVIDEC, INC.

/s/ Thomas E. Kelly
Thomas E. Kelly
Chief Executive Officer and Chief Financial Officer

Date: December 3, 2004